UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 13, 2025

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
(203)
849-5216
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1.00 par value	XRX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Xerox Holdings Corporation		Xerox Corporation

Emerging growth company	☐	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Xerox Holdings Corporation	☐	Xerox Corporation	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 13, 2025, Xerox Holdings Corporation (“Xerox Holdings”) and Xerox Corporation (“Xerox Corp” and, together with Xerox Holdings, the “Company”) appointed Chuck Butler, the Company’s Chief Business Services Officer, to serve as its new Chief Financial Officer, effective December 3, 2025, to succeed Mirlanda Gecaj. The Company thanks Ms. Gecaj for her leadership and service and wishes her well in her future endeavors.
Mr. Butler, 51, joined the Company on July 1, 2025 following the acquisition of Lexmark International II, LLC (“Lexmark”), where he served as senior vice president and chief financial officer and head of global business services from 2020 until the acquisition date. Mr. Butler will continue to lead the Company’s business services in this consolidated role.
There are no family relationships between Mr. Butler and any of the Company’s directors or executive officers, and there is no arrangement or understanding between Mr. Butler or any other person and the Company or any of its subsidiaries pursuant to which he was appointed as an officer of the Company. There are no transactions between Mr. Butler or any of his immediate family members and the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation
S-K.
With respect to Ms. Gecaj, conditional upon her entering into a General Release and
Non-Competition
Agreement (the “Release Agreement”) with the Company, substantially in the form attached hereto as Exhibit 10.1, which contains customary non-disparagement
obligations, as well as
non-competition
and
non-solicitation
covenants that will apply for 24 months following December 2, 2025 (the “Separation Date”) and a general cooperation covenant that survives for 36 months following the Separation Date, Ms. Gecaj will be entitled to continued vesting on a prorated basis of all outstanding time-based and performance-based restricted stock units held by her as of the Separation Date through December 2, 2026. Ms. Gecaj is also entitled to receive severance benefits under the Company’s Officer Severance Program, which was filed with the Securities and Exchange Commission as Exhibit 10(a) to Xerox’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2022.
Item 7.01 Regulation FD Disclosure.
On November 19, 2025, the Company issued a press release announcing the management changes described herein. A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report on Form
8-K,
and the text of such press release is incorporated herein by reference.
None of the information furnished in this Item 7.01 will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Form of General Release and Non-Competition Agreement

99.1	Press Release, dated November 19, 2025

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

XEROX HOLDINGS CORPORATION

Date: November 19, 2025	By:	/s/ Flor M. Colón
	Name:	Flor M. Colón
	Title:	Secretary

XEROX CORPORATION

Date: November 19, 2025	By:	/s/ Flor M. Colón
	Name:	Flor M. Colón
	Title:	Secretary